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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 12, 2001


                          MPOWER COMMUNICATIONS CORP.
             (Exact name of Registrant as specified in its charter)


    Nevada                              0-24059                            88-0360042
    ------                              -------                            ----------
(State or other                       (Commission                        (I.R.S. Employer
jurisdiction of                       File Number)                      Identification No.)
incorporation)


175 Sully's Trail, Suite 300, Pittsford, New York                             14534
(Address of principal executive offices)                                    (Zip Code)


Registrant's telephone number, including area code:  (716) 618-6550
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Item 7.  Financial Statements and Exhibits

(b) Pro forma financial information.

                          UNAUDITED PRO FORMA CONDENSED
                        COMBINED STATEMENT OF OPERATIONS

     Mpower Communications Corp. (the Company) acquired 100% of the common stock of Primary Network Holdings, Inc. (Primary Network) on June 23, 2000. The acquisition was accounted for using the purchase method of accounting and the results of operations of Primary Network have been included in the Company's operations since June 30, 2000.

     The following unaudited pro forma condensed combined statement of operations reflects the combination of the statement of operations of the Company and Primary Network for the twelve months ended December 31, 2000 as adjusted for the merger as if the merger had been consummated on January 1, 2000. The unaudited pro forma condensed combined statement of operations has been prepared using the purchase method of accounting. This pro forma information does not give effect to any potential cost savings or other operating efficiencies that could result from the merger.

     The unaudited pro forma statement is based on currently available information and certain assumptions that the Company believes are reasonable under the circumstances. The unaudited pro forma condensed combined statement of operations does not purport to represent what the combined company's results of operations would have been had the merger occurred on such date or to project the combined results of operations for any future date or period.

     The unaudited pro forma financial statement should be read in conjunction with the separate historical financial statements of the Company and Primary Network and its predecessors and the notes thereto and with the accompanying notes to the pro forma financial statement.
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         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      TWELVE MONTHS ENDED DECEMBER 31, 2000
                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                 MPOWER           PRIMARY NETWORK         PRO FORMA                PRO FORMA
                                                HISTORICAL           HISTORICAL          ADJUSTMENTS               COMBINED
                                               ------------         ------------         ------------            ------------
Operating revenues ....................        $    146,862         $     10,917         $       --              $    157,779
                                               ------------         ------------         ------------            ------------
Operating expenses:
Cost of operating revenues ............             119,767                8,154                 --                   127,921
Selling, general and
  administrative ......................             181,058               20,387                 --                   201,445
Stock-based compensation expense ......               3,345                 --                   --                     3,345
Non-recurring network optimization cost              12,000                 --                   --                    12,000
Depreciation and amortization .........              50,975                9,698                4,680(1)               65,353
                                               ------------         ------------         ------------            ------------
                                                    367,145               38,239                4,680                 410,064
                                               ------------         ------------         ------------            ------------
Loss from operations ..................            (220,283)             (27,322)              (4,680)               (252,285)
Other income (expense):
Interest income (expense), net ........              (4,468)             (13,045)                 530(2)              (16,983)
  Other, net ..........................                 102                  263                 --                       365
                                               ------------         ------------         ------------            ------------
Loss before extraordinary item ........            (224,649)             (40,104)              (4,150)               (268,903)
Extraordinary item ....................             (20,065)                --                   --                   (20,065)
                                               ------------         ------------         ------------            ------------
Net loss ..............................            (244,714)             (40,104)              (4,150)               (288,968)
Accretion of preferred to redemption
  value ...............................              (6,765)                --                   --                    (6,765)
Accrued preferred stock dividend ......             (16,889)                --                   --                   (16,889)
                                               ------------         ------------         ------------            ------------
Net loss applicable to common
  stockholders ........................        $   (268,368)        $    (40,104)        $     (4,150)           $   (312,622)
                                               ============         ============         ============            ============
Basic and diluted weighted average
  shares outstanding ..................          51,630,640                  n/a            1,049,879(3)           52,680,519
                                               ============         ============         ============            ============
Basic and diluted loss per share of
  common stock ........................        $      (5.20)                 n/a                  n/a            $      (5.93)
                                               ============         ============         ============            ============

Loss per share applicable to
  extraordinary item ..................        $      (0.39)                 n/a                  n/a            $      (0.38)
                                               ============         ============         ============            ============

NOTES TO THE 2000 UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS


(1) Reflects six months of amortization of intangibles recorded in connection with acquisition of Primary Network and includes amortization of goodwill ($6.7 million) and amortization of customer base ($1.1 million) less the amortization of intangibles in the historical statement of operations of Primary Network. Amortization periods assumed for goodwill and customer base were 10 years and 5 years, respectively.



(2) Reflects adjustment to interest expense associated with the exchange of debt assumed from Primary Network.



(3) Reflects the number of shares of Mpower stock issued in exchange for the preferred and common stock of Primary Network.
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  MPOWER COMMUNICATIONS CORP.



Date:    April 12, 2001            By   /s/ Russell I. Zuckerman
                                   -----------------------------
                                   Name: Russell I. Zuckerman
                                   Title: Corporate Secretary